UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 14, 2006

APPLIED NEUROSOLUTIONS, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware                                    001-13835                                     39-1661164
(State or Other Jurisdiction       (Commission file Number)       (IRS Employer
                   of Incorporation)                        Identification No.)

50 Lakeview Parkway, Suite 111, Vernon Hills, IL     60061
(Address of Principal Executive Offices)         (Zip Code)

Registrant’s telephone number, including area code (847) 573-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 14, 2006, at a meeting of the Board of Directors, John DeBernardis, Ph.D. gave notice to the Registrant that he was resigning as Chief Executive Officer, effective upon hiring a new CEO to replace him. Dr. DeBernardis, who has been with the Registrant since August 1993, and has served as the Registrant's President and Chief Executive Officer since October 2004, will remain with the Registrant, focusing his efforts on the Registrant’s product development and collaborative research activities. The Board of Directors of the Registrant then passed a resolution to engage an executive search firm to find suitable candidates to fill the vacancy created by Dr. DeBernardis’ resignation.

A copy of the Registrant’s press release is attached as Exhibit 99.1 and is incorporated herein by reference

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1 Press release dated July 19, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 18th day of July, 2006.

        APPLIED NEUROSOLUTIONS, INC.

        By:  /s/ David Ellison
          Name: David Ellison
          Title:  Chief Financial Officer